SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 25, 1995
                            (Earliest Event Reported)



                           Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                      1-10254                 58-1493818
(State of                 (Commission File             (IRS Employer
  Incorporation)                 Number)                Identification
                                                        Number)



                     1200 Sixth Avenue, Columbus, Georgia  31901
                       (Address of principal executive offices)


                                    (706)  649-2267
                         (Registrant's Telephone Number)



            (Former name or former address, if changed since last report)


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Item 5.   Other Events.

     On October 25, 1995, Total System Services, Inc. ("Registrant") announced the renewal of a long-term contract with NationsBank to continue processing its credit card portfolio through September 30, 2000.

     A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99, and by this reference made a part hereof.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (a)  Financial Statements - None.

     (b)  Pro Forma Financial Information - None.

     (c)  Exhibits                                                    Index

          99 - Registrant's press release, October 25, 1995 . .  . .  Page 4


































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                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOTAL SYSTEM SERVICES, INC.
                                   ("Registrant")


Dated:  October 26, 1995           By:/s/ Kathleen  Moates
                                        Kathleen Moates
                                        Deputy General Counsel





































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